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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 8, 1997
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                          ENVIRODYNE INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)



          Delaware                      0-5485         95-2677354
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(State or other jurisdiction of       (Commission       (I.R.S.
 incorporation or organization)        File No.)        Employer
                                                    Identification
                                                          No.)


701 Harger Road, Suite 190, Oak Brook, Illinois          60521
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   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (630) 571-8800
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Item 5. - Other Events
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On May 8, 1997, Envirodyne Industries, Inc. ("Envirodyne")
announced that its wholly owned subsidiary, Viskase Corporation ("Viskase"), has successfully developed a new process for the manufacture of its cellulose casings. The first production unit is under construction and will begin full production in late 1998. Significant capital investment will be required to convert all of Viskase's production capacity to this new process, which investment will be considered when Envirodyne refinances its current debt in mid-1999. A copy of a press release relating to the new process is attached hereto as Exhibit 99.


Item 7. - Financial Statements and Exhibits
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  (c)     Exhibits

  EX-99   Press release dated May 8, 1997.

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    ENVIRODYNE INDUSTRIES, INC.
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                                              Registrant




                                     By:  /S/ Gordon S. Donovan
                                          -------------------------
                                          Gordon S. Donovan
                                          Vice President, Chief
                                          Financial Officer and
                                          Treasurer


May 9, 1997
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Exhibit No.              Description of Exhibits             Page
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    EX-99        Press release dated May 8, 1997.